UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2013

Life Time Fitness, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	001-32230	41-1689746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2902 Corporate Place Chanhassen, Minnesota		55317
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 947-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 31, 2013, Life Time Fitness, Inc. (the “Company”) reported its preliminary financial results for its fourth quarter and full year ended December 31, 2012. See the Company’s press release dated January 31, 2013, which is furnished as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

The following Exhibit is being furnished herewith:

99.1	Press Release Announcing Preliminary Financial Results for Fourth Quarter and Full Year 2012 dated January 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIFE TIME FITNESS, INC.

Date: January 31, 2013	By:	/s/ Michael R. Robinson
Michael R. Robinson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit	Manner of Filing

99.1	Press Release Announcing Preliminary Financial Results for Fourth Quarter and Full Year 2012 dated January 31, 2013.	Filed Electronically